DUE FROM JOINT VENTURES (Details 1) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Assets
Current assets	$ 91,499	$ 122,949
Non-current assets	427,568	324,678
Total assets	519,067	447,627
Joint ventures [member]
Assets
Current assets	2,589	25,483
Provision for losses on joint ventures	(1,552)	(1,680)
Current Loans to Joint Ventures	1,037	23,803
Non-current assets	2,627	0
Total assets	$ 3,664	$ 23,803